UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 14, 2005


                                   VIACOM INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           Delaware                  001-09553               04-2949533
-----------------------------    -----------------     -----------------------
(State or other jurisdiction     (Commission File         (I.R.S. Employer
      of incorporation)               Number)           Identification Number)


                    1515 Broadway, New York, NY           10036
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)

       Registrant's telephone number, including area code: (212) 258-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1--Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

     On June 14, 2005, the Board of Directors of Viacom Inc. ("Viacom") appointed Shari Redstone as the non-executive Vice Chairman of the Board. In connection with that decision, the Board determined that it was appropriate to begin compensating Ms. Redstone for her services as a member of the Board. Effective June 14, 2005, Ms. Redstone will receive the same cash and equity compensation as the other Viacom directors (other than the Chairman of the Board who is not compensated for Board service), as previously disclosed by Viacom on a Form 8-K filed with the Securities and Exchange Commission on March 15, 2005. Each of the Viacom Inc. Deferred Compensation Plan for Outside Directors, the Viacom Inc. 2000 Stock Option Plan for Outside Directors, as amended and restated, and the Viacom Inc. 2005 RSU Plan for Outside Directors will be amended, subject to stockholder approval if required, to modify the definition of "Outside Director" accordingly, and the Viacom Inc. 2000 Stock Option Plan for Outside Directors will also be amended to provide that Ms. Redstone receive on the date of her appointment a grant of 10,000 stock options to purchase shares of Class B common stock, which options have an exercise price equal to the closing price of Viacom's Class B common stock on the date of grant and vest one year from the date of grant. This stock option grant is the grant normally given to directors at the time they join the Board, but was not previously made to Ms. Redstone because she was not previously compensated for her Board service.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   VIACOM INC.
                                   (Registrant)


                                   By:  /s/ Michael D. Fricklas
                                       -----------------------------------------
                                       Name:  Michael D. Fricklas
                                       Title: Executive Vice President, General
                                              Counsel and Secretary

Date:    June 16, 2005